SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 14, 2003

                             SIGA Technologies, Inc.

          Delaware                       0-23047                 13-3864870
(State or other jurisdiction     Commission File Number     IRS Employer ID No.
of incorporation)

                 420 Lexington Avenue, New York, New York 10170
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 672-9100

                             SIGA TECHNOLOGIES, INC.

                                    Form 8-K

                                TABLE OF CONTENTS

                                                                            Page

Item 5. Other Events .......................................................   3

Item 7. Pro Forma Financial Statements and Exhibits ........................   4

         Signatures ........................................................   5


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

Item 5. Other Events

On May 14, 2003, SIGA Technologies, Inc. (the "Company") signed definitive agreements to acquire substantially all of the assets of Plexus Vaccine Inc. and assume certain liabilities in exchange for 1,950,000 shares of the Company's common stock (par value $.0001 per share) and 190,950 of the Company's warrants and options at an initial exercise price of $1.62 per share. The acquisition was completed on May 23, 2003.

On June 20, 2003 the Company received gross proceeds of $1,500,000 from a private placement of 1,250,000 shares of its common stock (par value $.0001) and 625,000 warrants to purchase common stock at an initial exercise price of $2.00 per share. The net proceeds from the private placement were $1,350,000.

Statements contained herein and in future fillings by the Company with the Securities and Exchange Commission, in the Company's press releases, and in oral statements made by, or with the approval of, authorized personnel that relate to the Company's future performance, including, without limitation, statements with respect to the Company's anticipated results of operations or level of business for 2003 or for any other future period, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements, including statements regarding the efficacy and intended utilization of the Company's technologies under development, are not guarantees of future performance. Actual results may differ materially from the expectations contained in the forward-looking statements. Factors which may cause such differences include the risk that potential products that appeared promising in early research or clinical trials to the Company or its collaborators do not demonstrate efficacy or safety in subsequent pre-clinical or clinical trials, and the risk that the Company or its collaborators will not obtain appropriate or necessary governmental approvals to market products tested in such trials.

More detailed information about the Company and the factors discussed above is set forth in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, and in other documents that the Company has filed with the Securities and Exchange Commission. Investors and security holders are urged to read those documents free of charge at the Commission's web site at www.sec.gov. Those documents may also be obtained free of charge from the Company. The Company does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.


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Item 7(a). Pro Forma Financial Statements and Exhibits

(b) Unaudited Pro Forma Balance Sheet (as of May 31, 2003)

            The following unaudited pro forma balance sheet is provided for illustrative purposes only. It illustrates the Company's acquisition of substantially all the assets of Plexus Vaccine Inc. and the assumption of certain liabilities in exchange for 1,950,000 shares of the Company's common stock (par value $.0001) and 190,950 of the Company's options and warrants at an initial exercise price of $1.62 per share. It also illustrates the sale by the Company of 1,250,000 shares of its common stock for net proceeds of $1,350,000, as described in Item 5 of this Form 8-K, as if the asset acquisition and private placement occurred on May 31, 2003. It does not purport to represent what the actual results of operations or financial position currently are as a result of the asset acquisition and private placement or otherwise, and is not necessarily indicative of the Company's future operating results.

                                      31-May-03         Adjustments       Adjusted as of
                                                                          31-May-03
ASSETS
  Current Assets
   Cash & Cash Equiv                  $  729,273        $1,350,000        $2,079,273
   Accts. Receivable                      78,335                --            78,335
   Prepaid Expense                       136,402                --           136,402
                                      ----------------------------------------------
Total Current Assets                     944,010         1,350,000         2,294,010
                                      ----------------------------------------------

Fixed Assets
  Prop. Plant & Equipment-net            457,600            27,711           485,311
                                      ----------------------------------------------

Other Assets                             168,386         4,416,304         4,584,690
                                      ----------------------------------------------

TOTAL ASSETS                          $1,569,996        $5,794,015        $7,364,011
                                      ----------------------------------------------

LIABILITIES & EQUITY
  Current Liabilities
   Accounts Payable                   $  578,446        $       --        $  578,446
   Accrued Expenses                      112,416           729,142           841,558
   Preferred Dividends Payable             7,520                --             7,520
   Deferred Revenue                       25,996                --            25,996
Total Current Liabilities                724,378           729,142         1,453,520
                                      ----------------------------------------------

Equity
Net Equity                            $  845,618        $5,064,873        $5,910,491
                                      ----------------------------------------------

TOTAL LIABILITIES & EQUITY            $1,569,996        $5,794,015        $7,364,011
                                      ----------------------------------------------


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(c)   Exhibits. The following documents are filed as exhibits to this report:

Exhibit     Description of Exhibit
-------     ----------------------

99.1 Press Release, dated May 15, 2003, announcing the signing of definitive agreements in connection with the Company's purchase of substantially all the assets of Plexus Vaccine Inc.

99.2 Press Release, dated June 24, 2003, announcing the consummation of a private placement for 1,250,000 shares of the Company's common stock and warrants to purchase 625,000 shares of the Company's common stock.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has fully caused the report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               SIGA TECHNOLOGIES, INC.
                                               (Registrant)


      Date: July 10, 2003              By: /s/ Thomas N. Konatich
                                               ---------------------------------
                                               Thomas N. Konatich
                                               Chief Financial Officer
                                               (Principal Accounting Officer and
                                               Financial Officer and Vice
                                               President, Finance)


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